                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 4, 1998

                               IOS CAPITAL, INC.
             (Exact name of registrant as specified in its charter)

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
            DELAWARE              File No. 0-20405       23-2493042
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  (State or other jurisdiction    (Commission File     (IRS Employer
        of incorporation)          Number)             Identification
                                                          Number)
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                  1738 Bass Road, Macon, Georgia            31210
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             (Address of principal executive offices)     (Zip Code)


                                 (912) 471-2300
              Registrant's telephone number, including area code:



                                Not Applicable
                -----------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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     On August 4, 1998, the Registrant's parent, IKON Office Solutions, Inc.
("IKON"), issued a press release to report that IKON is in the process of conducting the full review of operations previously announced and that IKON's third quarter results will be announced on August 14, 1998.

     This Report includes or incorporates by reference information which may constitute forward-looking statements about the Registrant or IKON made pursuant to the safe harbor provisions of the federal securities laws. Although the Registrant believes the expectations contained in such forward-looking statements are reasonable, no assurances can be given that such expectations will prove correct. Such forward-looking information is based on the Registrant's or IKON's current plans or expectations, and is subject to risks and uncertainties that could significantly affect the Registrant's and/or IKON's current plans, anticipated actions and future financial condition and results. These uncertainties and risks include, but are not limited to, those relating to IKON's successful management of an aggressive program to acquire and integrate new companies, including companies with technical services and products that are relatively new to IKON, and also including companies outside the United States, which present additional risks relating to international operations; risks and uncertainties (applicable to both the Registrant and IKON) relating to conducting operations in a competitive environment; delays, difficulties, technological changes, management transitions and employment issues (applicable to both the Registrant and IKON) associated with a large-scale transformation project; debt service requirements (applicable to both the Registrant and IKON), including sensitivity to fluctuation in interest rates; and general economic conditions. As a consequence, current plans, anticipated actions and future financial condition and results may differ materially from those expressed in any forward-looking statements made by or on behalf of the Registrant or IKON.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                (c)     Exhibits.
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                                   SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             IOS CAPITAL, INC.



                                             By:  /s/ Harry Kozee
                                                 ----------------
                                                      Harry  Kozee
                                                      Vice President - Finance




Dated: August 4, 1998
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                                Index to Exhibit
                                ----------------



                   (99) IKON's Press Release dated August 4, 1998